SCHEDULE 14A
                                 (Rule 14a-101)
        INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant To Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material under Rule 14a-12
[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)

                         Samaritan Pharmaceuticals Inc.
         ______________________________________________________________
                  (Name of Registrant as Specified in Charter)

         ______________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of filing fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     (2) Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
     (4) Proposed maximum aggregate value of transaction:
     (5) Total fee paid:

[ ] Fee paid previously with preliminary materials:
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount Previously Paid:
         (2) Form, Schedule or Registration Statement No.:
         (3) Filing Party:
         (4) Date Filed:

                         Samaritan Pharmaceuticals, Inc.
                     101 Convention Center Drive, Suite 310
                             Las Vegas, Nevada 89109

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD June 27, 2003

         The Annual Meeting of Stockholders of Samaritan Pharmaceuticals Inc., a Nevada corporation (the "Company"), will be held on Friday, June 27th, 2003 at 10:00 a.m., local time, at the Stirling Club, 2827 Paradise Road, Las Vegas, NV, for the following purposes:

    1. To elect six directors to serve on the Company's board of directors until their successors are elected and duly qualified;

    2. To consider, approve and ratify an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock from 100,000,000 to 200,000,000;

    3. To consider, approve and ratify the appointment of Sherb & Co., LLP, as our independent auditors for the fiscal year ending December 31, 2003; and

    4. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

         The foregoing matters are described in more detail in the enclosed proxy statement. The board of directors has fixed the close of business on May 9, 2003, as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. Only those stockholders of record of the Company as of the close of business on that date will be entitled to vote at the Annual Meeting or any postponement or adjournment thereof.

         All stockholders entitled to vote are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend, please sign and return the enclosed proxy as promptly as possible in the envelope enclosed for your convenience. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be signed and returned to ensure that all your shares will be voted. You may revoke your proxy at any time prior to the Annual Meeting. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted.

                                        By Order of the Board of Directors,
                                        /s/ Janet Greeson, Ph.D.
                                        Janet Greeson, Ph.D.
                                        Chairman of the Board
                                        Chief Executive Officer

Las Vegas, Nevada
May 15, 2003

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, AND COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                        PROXY STATEMENT TABLE OF CONTENTS
                                                                          PAGE

PROXY STATEMENT........................................................... 1

GENERAL INFORMATION ABOUT VOTING.......................................... 1

STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING.............. 2

PROPOSAL NO. 1: ELECTION OF DIRECTORS.....................................2-5

PROPOSAL NO. 2: AMEND THE ARTICLES OF INCORPORATION
     TO INCREASE THE NUMBER OF AUTHORIZEDSHARES OF COMMON STOCK...........5-7

PROPOSAL NO. 3: RATIFICATION OF APPOINTMENT OF AUDITORS...................7-8

STOCKHOLDER PROPOSALS..................................................... 8

OTHER MATTERS............................................................. 8

                         Samaritan Pharmaceuticals Inc.
                     101 Convention Center Drive, Suite 310
                             Las Vegas, Nevada 89109

                                 PROXY STATEMENT

Your vote at the Annual Meeting is important to us. Please vote your shares of common stock by completing the enclosed proxy card and returning it to us in the enclosed envelope. This proxy statement has information about the Annual Meeting and was prepared by our management for the board of directors. This proxy statement and the accompanying proxy card are first being mailed to you on or about May 15, 2003.

                        GENERAL INFORMATION ABOUT VOTING

Who can vote?

You can vote your shares of common stock if our records show that you owned the shares on May 9th , 2003. A total of seventy-nine million, eight hundred nine thousand, five hundred nineteen shares of common stock can vote at the Annual Meeting. You get one vote for each share of common stock. The enclosed proxy card shows the number of shares you can vote.

How do I vote by proxy?

Follow the instructions on the enclosed proxy card to vote on each proposal to be considered at the Annual Meeting. Sign and date the proxy card and mail it back to us in the enclosed envelope. The proxy holders named on the proxy card will vote your shares as you instruct. If you sign and return the proxy card but do not vote on a proposal, the proxy holders will vote for you on that proposal. Unless you instruct otherwise, the proxy holders will vote for each of the director nominees and for each of the other proposals to be considered at the meeting.

What if other matters come up at the Annual Meeting?

The matters described in this proxy statement are the only matters we know will be voted on at the Annual Meeting. If other matters are properly presented at the meeting, the proxy holders will vote your shares as they see fit.

Can I change my vote after I return my proxy card?

Yes. At any time before the vote on a proposal, you can change your vote either by giving our Secretary a written notice revoking your proxy card or by signing, dating, and returning to us a new proxy card. We will honor the proxy card with the latest date.

Can I vote in person at the Annual Meeting rather than by completing the proxy card?

Although we encourage you to complete and return the proxy card to ensure that your vote is counted, you can attend the Annual Meeting and vote your shares in person.

What do I do if my shares are held in "street name"?

If your shares are held in the name of your broker, a bank, or other nominee, that party should give you instructions for voting your shares.

How are votes counted?

We will hold the Annual Meeting if holders of a majority of the shares of common stock entitled to vote either sign and return their proxy cards or attend the meeting. If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card.

If your shares are held in the name of a nominee, and you do not tell the nominee by June 17, 2003 how to vote your shares (so-called "broker non-votes"), the nominee can vote them as it sees fit only on matters that are determined to be routine, and not on any other proposal. Broker non-votes will be counted as present to determine if a quorum exists but will not be counted as present and entitled to vote on any non-routine proposal.

Who pays for this proxy solicitation?

We do. The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional solicitation materials furnished to stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. In addition to sending you these materials, some of our employees may contact you by telephone, by mail, or in person. None of these employees will receive any extra compensation for doing this.

The Company has also engaged Securities Transfer Corp. ("STC") to provide routine advice and services for proxy solicitation. STC will receive a fee of approximately $ 5,000 for such advice and services which will be paid by the Company.

          STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

In order for stockholder business to be included in the Company's proxy statement for a meeting or properly brought before that meeting by a stockholder, the stockholder must have given timely notice in writing to the Secretary of the Company. A stockholder proposal for the 2004 Annual Meeting must be received at the Company's principal executive offices at 101 Convention Center Drive, Suite 301, Las Vegas, NV 89109 no later than January 1, 2004 to be considered timely. Inclusion of stockholder proposals in the Company's proxy statement for a meeting also requires satisfaction of certain conditions established by the Securities and Exchange Commission.

                      PROPOSAL NO. 1: ELECTION OF DIRECTORS

General

The Company's Bylaws provide that our Board of Directors shall consist of nine
(9) directors that shall be divided into three classes. A single class of directors shall be elected each year at the annual meeting, and each director shall be elected to serve for a term ending on the date of the third annual meeting of stockholders after his election and until his successor has been elected and duly qualified, subject to any transition periods.

Six directors in total are to be elected at this Annual Meeting. Three directors shall be elected to each of the two classes. Class II directors shall be elected to serve until the 2006 Annual Meeting, and Class III directors shall be elected to serve until the 2005 Annual Meeting. Each director elected shall serve until his successor is elected and duly qualified. The board has nominated three members to each class, and in the event any nominee is unable or unwilling to serve as a nominee, the proxies may be voted for any substitute nominee designated by the present board of directors or the proxy holders to fill such vacancy. Our board of directors has no reason to believe that the persons named will be unable or unwilling to serve as nominees or as directors if elected.

         Set forth below is certain information concerning the nominees for each class:

                     CLASS OF DIRECTOR AND YEAR TERM EXPIRES


Class II
(Term Expires 2006)

Nominees

Eugene Boyle                      37      June 2000     Director, CFO, COO

Brian Sullivan                    50      March 2001    Director

Cynthia Thompson                  42      March 1999    Director

Class III
(Term Expires 2005)
Nominees

Douglas Bessert                   45      March 2001    Director, Vice President

H. Thomas Winn                    62      March 1999    Director

Vassilios Papadopoulas, Ph.D.     42      April 2001    Director, CSO

Business Experience of Director Nominees

The registrant is incorporating by reference information contained in the registrant's Form 10-KSB filed on April 14, 2003 under Item 9 Business Experience of Director, pages 29-32 into this proxy statement for its 2003 annual meeting of stockholders.

Required Vote

Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the nominees named above. The six candidates receiving the highest number of affirmative votes of the shares represented and voting on this particular matter at the Annual Meeting will be elected directors of the Company, to serve their respective terms and until their successors have been elected and duly qualified.

Recommendation of the board of directors

Our board of directors recommends that the stockholders vote "FOR" the election of the nominees above.

                             EXECUTIVE COMPENSATION

The registrant is incorporating by reference information contained in the registrant's Form 10-KSB filed on April 14, 2003 under Item 10 Executive Compensation, pages 32-37 into this proxy statement for its 2003 annual meeting of stockholders. Security Ownership of Certain Beneficial Owners and Management

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The registrant is incorporating by reference information contained in the registrant's Form 10-KSB filed on April 14, 2003 under Item 11 Security Ownership of Certain Beneficial Owners and Management, pages 37-39 into this proxy statement for its 2003 annual meeting of stockholders.

                      THE BOARD OF DIRECTORS AND COMMITTEES

The Board of Directors, which met 8 times during the year ended December 21, 2002. Most of our directors attended more than 75% of the aggregate of the total number of meetings of our board and its committees.

The Company has formed, by determination of the Board of Directors, an Audit Committee, with Director Winn as Chairman, who is independent and a financial expert as used in Item 7(d)(3)(iv) of Schedule 14 A (240.14a-101 of this chapter) under the Exchange Act.
 The Audit Committee met one time during the year 2002. The Company has also formed a Compensation Committee, with Director Thompson, as Chairman; a Business Advisory Board, with Director Holden, as Chairman; and a Scientific Advisory Board, with Director Papadopoulos, as Chairman.

The board of directors currently does not have a nominating committee or a committee performing the functions of a nominating committee. Although there are no formal procedures for you to nominate persons to serve as directors, the board of directors will consider recommendations from you, which should be addressed to Samaritan Pharmaceuticals, Inc., 101 Convention Center Drive, Suite 310, Las Vegas, Nevada 89109.

Our officers are elected by our board of directors and serve until the earlier of their resignation or removal, or until their successors have been duly elected and qualified.

                            AUDIT COMMITTEE REPORT ON
                 DECEMBER 31, 2002 AUDITED FINANCIAL STATEMENTS

The Audit Committee of our board of directors of the Company is composed of three independent directors. The Audit Committee operates under a written charter adopted by our board of directors and attached as Exhibit A to Proxy Statement filed on April 3, 2001.

The Audit Committee is responsible for overseeing the company's financial reporting process on behalf of our board of directors. The members of the Audit Committee are Thomas Winn, Cynthia Thompson and Paul Burkett. Each year, the Audit Committee recommends to our board of directors, subject to stockholder ratification, the selection of the Company's independent auditors.

Management is responsible for the Company's financial statements and the financial reporting process, including internal controls. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

In this context, the Audit Committee has met and held discussions with management and Sherb & Co., LLP, the Company's independent auditors. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with Sherb & Co., LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). These matters included a discussion of Sherb & Co., LLP's judgments about the quality (not just the acceptability) of the Company's accounting principles as applied to financial reporting.

Sherb & Co., LLP also provided the Audit Committee with the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with Sherb & Co., LLP that firm's independence. The Audit Committee further considered whether the provision by Sherb & Co., LLP of the non-audit services described elsewhere in this Proxy Statement is compatible with maintaining the auditors' independence.

Based upon the Audit Committee's discussion with management and the independent auditors and the Audit Committee's review of the representation of management and the disclosures by the independent auditors to the Audit Committee, the Audit Committee recommended to our board of directors that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002, for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors have also recommended the selection of Sherb & Co., LLP as the company's independent auditors for 2003, subject to stockholder ratification.

                                                               Thomas Winn
                                                               Cynthia Thompson
                                                               Paul Burkett

             PROPOSAL NO. 2: AMEND THE ARTICLES OF INCORPORATION TO
            INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

Nevada law permits the Company to issue shares of common stock only to the extent such shares have been authorized for issuance under its Articles of Incorporation. Increasing the amount of authorized common stock will ensure that sufficient shares will be available to raise additional capital through the sale of equity securities, to acquire another company or its assets, to establish strategic relationships, to provide equity incentives to employees, or for such other corporate purposes that our board of directors determines are in the best interests of the Company and its stockholders.

The Company currently has one hundred million authorized shares of common stock, of which seventy-nine million eight hundred nine thousand five hundred nineteen common shares issued and outstanding as of May 9, 2003 and five million authorized shares of preferred stock, of which none are outstanding. The board of directors believes that it is prudent to increase the authorized number of shares of common stock to the proposed level in order to have a sufficient number of shares of common stock to provide a reserve of shares available for issuance to meet business needs as they may arise in the future. Such business needs may include, without limitation, financings, acquisitions, establishing strategic relationships with corporate partners, providing equity incentive to employees, officers or directors, stock splits or similar transactions.

In addition, while the Company has no plans or proposals at this time, the board of directors has determined that it is in the best interest of our stockholders to pursue strategic acquisitions and alliances. Given the Company's present financial position, the Company must be able to issue shares of our common stock in order to complete any significant strategic acquisition or alliance. The board of directors believes that increasing the number of our authorized shares of common stock to 200,000,000 will provide a sufficient number of authorized shares of common stock for the foreseeable future.

Accordingly, our board of directors is requesting that the stockholders approve, an amendment to its Articles of Incorporation, under Section 78.390 of the Nevada General Corporations Code, to increase of the number of authorized shares of common stock to 200,000,000. Other than as set forth below, the board has no present agreement or arrangement to issue any of the shares for which approval is sought. If the amendment is approved by the stockholders, the board of directors does not intend to solicit further stockholder approval prior to the issuance of any additional shares of common stock, except as may be required by applicable law.

Purpose and Effect of the Amendment

The increase in authorized common stock will not have any immediate effect on the rights of existing stockholders. The board of directors, however, will have the authority to issue authorized common stock without further stockholder approval, except as may be required by applicable law or the rules or regulations of any exchange or market on which our class of common stock may trade. To the extent that additional authorized shares are issued in the future, including the rescinded shares discussed below, they may decrease your existing percentage equity ownership of the Company.

The increase in the authorized number of shares of common stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by the stockholders. Shares of authorized and unissued common stock could, within the limits imposed by applicable law, be issued in one or more transactions which would make a change in control of the Company more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company.

The board of directors is not currently aware of any attempt to take over or acquire the Company. While it may be deemed to have potential anti-takeover effects, the proposed amendment to increase the authorized common stock is not prompted by any specific effort or takeover threat currently perceived by management.

Consequences to the Company if the Number of Authorized Shares is not increased

General. Since the Company does not have any sources of revenue or significant tangible assets which can be borrowed against for the foreseeable future, the Company must be able to sell its capital stock in order to generate sufficient working capital to continue our operations. Therefore, if the number of authorized shares of common stock is not increased, the Company may not have sufficient working capital to continue our operations. The availability of additional shares of common stock is particularly important in the event that the board of directors determines that it needs to undertake any of the foregoing actions on an expedited basis.

Financing with Fusion Capital. On April 22, 2003, Samaritan Pharmaceuticals , Inc. and Fusion Capital Fund II, LLC, a Chicago-based institutional investor and Samaritan's long-term financial partner, entered into a new $10 million Common Stock Purchase Agreement. The previous Common Stock Purchase Agreement between Samaritan and Fusion Capital dated November 2, 2000 by its original terms has expired.

Under the new Common Stock Purchase Agreement, Fusion Capital shall buy from time to time over twenty-five months up to $10 million of Samaritan's common stock. Samaritan has the right to control the timing and the amount of stock sold to Fusion Capital with the purchase price based upon the market price of Samaritan's common stock at the time of each sale without any discount. Funding of the $10 million shall commence at the Samaritan's discretion after the Securities & Exchange Commission has declared effective a registration statement covering the shares of common stock to be purchased by Fusion Capital.

If the stockholders do not approve the proposal to increase the authorized shares of common stock, the amount of financing we can obtain under the purchase agreement with Fusion Capital may be limited. At such time as the Company does not have any additional shares to sell to Fusion Capital, Fusion Capital has the right to terminate its financing of the Company. The termination by Fusion Capital of its financing would have a material adverse effect on the ability of the Company to remain in business.

Article Subject to Amendment

If the proposed amendment is approved by the stockholders, the Article FIFTH of the Company's Articles of Incorporation will be amended to read as follows:

         "FIFTH: The corporation is authorized to issue 200,000,000 shares, of "common stock," $0.001 par value. The board of directors is hereby authorized to fix or alter the rights, preferences, privileges and restrictions granted to or imposed upon any series of common stock, and the number of shares constituting any such series and the designation thereof, or any of them. The board of directors is also authorized to increase or decrease the number of shares of any series, prior or subsequent to the issue of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series."

Required Vote

The affirmative vote of a majority of the shares of outstanding Common Stock is required for approval of this proposal. Abstentions and broker non-votes will be counted as present for purposes of determining if a quorum is present. Abstentions and broker non-votes will have the same effect as a negative vote on this proposal.

Recommendation of the Board of Directors

Our board of directors unanimously recommends that the stockholders vote "FOR" the proposal to amend the Articles of Incorporation to increase the number of authorized shares of common stock to 200,000,000 shares.

             PROPOSAL NO. 3: RATIFICATION OF APPOINTMENT OF AUDITORS

Our board of directors has appointed the firm Sherb & Co., LLP independent public auditors for the Company during fiscal year 2002, to serve in the same capacity for the fiscal year ending December 31, 2003, and is asking the stockholders to ratify this appointment. The affirmative vote of the holders of a majority of the shares represented by proxy and voting at the Annual Meeting is required to ratify the selection of Sherb & Co., LLP

In the event the stockholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the selection is ratified, our board of directors in its discretion may direct the appointment of a different independent auditing firm at any time during the year if our board of directors believes that such a change would be in the best interests of the Company and its stockholders.

A representative of Sherb & Co., LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

The affirmative vote of a majority of the votes cast affirmatively or negatively at the Annual Meeting of stockholders at which a quorum representing a majority of all outstanding shares entitled to vote is present and voting, either in person or by proxy, is required for approval of this proposal. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum. Neither abstentions nor broker non-votes will have any effect on the outcome of the proposal.

Fees and Independence

Audit Fees. Sherb & Co., LLP billed us an aggregate of $27,000 for professional services rendered for the audit of our financial statements for fiscal year ended December 31, 2002 and its reviews of our financial statements included in our Forms 10-Q during the 2002 fiscal year.

All Other Fees. During the fiscal year ended The Audit Committee of the Board of Directors has determined that the provision of services by Sherb & Co., LLP described in the preceding two paragraphs are compatible with maintaining Sherb & Co., LLP's independence as our principal accountant.

Required Vote

The affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting will be required to ratify the appointment of Sherb & Co., LLP as our independent auditors for the year ending December 31, 2003. Broker non-votes and abstentions are not treated as votes cast for this purpose and have no effect on the outcome of the vote.

Recommendation of the Board of Directors

Our board of directors recommends a vote "FOR" ratification of the appointment of Sherb & Co., LLP as our independent auditors.

                              STOCKHOLDER PROPOSALS

To be considered for presentation to the Annual Meeting to be held in 2004, a stockholder proposal must be received by Douglas D. Bessert, Secretary, Samaritan Pharmaceuticals Inc., 101 Convention Center Drive, Suite 310, Las Vegas, Nevada 89109, no later than January 1, 2004.

                                  OTHER MATTERS

Our board of directors knows of no other business which will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in respect thereof in accordance with the judgments of the persons voting the proxies.

It is important that the proxies be returned promptly and that your shares be represented. You are urged to sign, date and promptly return the enclosed proxy card in the enclosed envelope.

We have filed an Annual Report on Form 10-KSB for the year ending December 31, 2002, with the Securities and Exchange Commission. You may obtain, free of charge, a copy of the Form 10-KSB by writing to our Secretary, Douglas D Bessert., c/o Samaritan Pharmaceuticals Inc., 101 Convention Center Drive, Suite 310, Las Vegas, Nevada 89109. Our Form 10-KSB is also available through our website at www.samaritanpharma.com

                                             By Order of the Board of Directors,
                                            /s/ Janet Greeson, Ph.D.
                                                Janet Greeson, Ph.D.
                                              Chairman of the Board of Directors

Dated: May 15, 2003
Las Vegas, Nevada

                        ANNUAL MEETING OF STOCKHOLDERS OF
                         SAMARITAN PHARMACEUTICALS INC.
                                  JUNE 27, 2003

                Please date, sign and mail your proxy card in the
                     Envelope provided as soon as possible.

--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 AND 3 PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
--------------------------------------------------------------------------------
1. To elect six directors for a term expiring at the Annual Meeting of Stockholders in year indicated.

                                      NOMINEES                   TERM EXPIRING
[_] FOR ALL NOMINEES                Eugene Boyle                        2006
                                    Brian Sullivan                      2006
                                    Cynthia Thompson                    2006
                                    Douglas Bessert                     2005
                                    H. Thomas Winn                      2005
                                    Vassilios Papadopoulas, Ph.D.       2005

[_] WITHHOLD AUTHORITY FOR ALL NOMINEES

[_] FOR ALL EXCEPT
(Instruction: To withhold authority to vote for any individual nominee(s), mark
 "FOR ALL EXCEPT" and write the nominee name(s) below:

--------------------------------------------------------------------------------

                                                                FOR             AGAINST         ABSTAIN
2. To approve the amendment to the Company's Articles
    of Incorporation as set forth in Proposal 2                 [_]               [_]             [_]

3. To ratify the selection of Sherb & Co., LLP as
   independent auditors of the Company for the year ending
   December 31, 2003:                                           [_]               [_]             [_]

In their discretion, the Proxy Holders are authorized to vote upon such other matters as may properly come before the Annual Meeting of Stockholders and at any continuation, postponement or adjournment thereof. The Board of Directors at present knows of no other business to be presented by or on behalf of the Company or the Board of Directors at the Annual Meeting of Stockholders. This Proxy Card will be voted as specified or, if no choice is specified, will be voted FOR the election of the named nominees, FOR proposals 2 and 3. The Board of Directors recommends a vote FOR election of the nominees for director, FOR proposals 2 and 3. As of the date hereof, the undersigned hereby acknowledges receipt of the accompanying Notice of Annual Meeting of Stockholders to be held June 27, 2003, the proxy statement and the 2002 Annual Report of the Company.

PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature of Stockholder:__________________________    Date:________________

Note: Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person, stating title.

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